UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 3, 2018

Fabrinet

(Exact name of registrant as specified in its charter)

Cayman Islands	001-34775	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Intertrust Corporate Services (Cayman) Limited

190 Elgin Avenue

George Town

Grand Cayman

KY1-9005

Cayman Islands

(Address of principal executive offices, including zip code)

+66 2-524-9600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On May 7, 2018, Fabrinet issued a press release regarding its financial results for the fiscal quarter ended March 30, 2018. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K and the exhibit attached shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02	Results of Operations and Financial Condition.

On May 3, 2018, Fabrinet and David T. Mitchell, Fabrinet’s Executive Chairman of the Board, entered into a letter agreement (the “Amendment”) to amend Mr. Mitchell’s two, performance-based restricted share unit awards, each covering 61,758 ordinary shares of Fabrinet (at target and maximum performance), that were granted to him on August 18, 2016 (the “PSU Awards”) under Fabrinet’s 2010 Performance Incentive Plan and applicable award agreements thereunder. Under the terms of the PSU Award agreements, each of the PSU Awards is settled entirely in the form of Fabrinet ordinary shares if and when the PSU Award vests. As a result of the Amendment, upon any vesting and settlement of the PSU Awards, 42% of the shares otherwise issuable upon such vesting automatically will be settled instead in the form of cash.

The foregoing description of the Amendment is a summary and is qualified in its entirety by the terms of the Amendment, a copy of which is attached hereto as Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Letter agreement, dated May 3, 2018, regarding amendment of David T. Mitchell’s PSUs

99.1	Press release dated May 7, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FABRINET

By:	/s/ Toh-Seng Ng
Toh-Seng Ng
Executive Vice President, Chief Financial Officer

Date: May 7, 2018